                              FIRST AMENDMENT TO
                          MEMORANDUM OF UNDERSTANDING
                          ---------------------------


     THIS FIRST AMENDMENT TO MEMORANDUM OF UNDERSTANDING (this "Agreement") is entered into effective this 6th day of August, 1999 (the "Effective Date"), by and among the undersigned holders (the "Noteholders") of those certain 13.5% Senior Secured Notes issued by Forman Petroleum Corporation ("FPC"), the undersigned holders of the Series A Cumulative Preferred Stock (the "Preferred Stockholders") of FPC, FPC, appearing herein through McLain J. Forman (individually, "Forman") its sole holder of all of the issued and outstanding shares of common stock of FPC and Forman, individually.

                         W  I  T  N  E  S  S  E  T  H:
                         -  -  -  -  -  -  -  -  -  -

     WHEREAS, FPC, Forman, the Noteholders, and the Preferred Stockholders are parties to Memorandum of Understanding dated effective April 27, 1999 (the "Memorandum");

     WHEREAS, the Memorandum contemplated the filing by the Company of a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code after the solicitation of consents to a prepackaged plan of reorganization;

     WHEREAS, the parties desire to amend the Memorandum to provide that, in lieu of soliciting consents to a prepackaged plan of reorganization, the Company will file a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code and thereafter submit to the Bankruptcy Court for approval and confirmation the Plan of Reorganization attached hereto as Exhibit A (the "Plan"); and

     WHEREAS, the parties further desire to amend the Memorandum to provide a limited waiver by the Company of the exclusive period provided to the Company by the Bankruptcy Code with respect to the filing by the Noteholders and the Preferred Stockholders of the Plan, subject to the terms and conditions set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. TITLE 11 PROCEEDING. FPC agrees to file within five (5) business days after the Effective Date a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Proceedings") in the United States District Court in and for the Eastern District of Louisiana. The date of the filing of the Bankruptcy Proceedings shall be hereinafter referred to as the "Restructuring Date."

     2. THE PLAN. The Company agrees to file within five (5) days after the Restructuring Date the Plan and related documents, including without limitation, a disclosure statement, and by the execution hereof, each of the undersigned Noteholders and Preferred Stockholders agrees to vote for the Plan, provided it complies in all material respects with the terms of the Plan attached to this Agreement.

     3. WAIVER OF EXCLUSIVITY PERIOD. If the Company fails to file the Plan within fifteen (15) days after the Restructuring Date, the Company agrees that the Noteholders and the Preferred Stockholders, acting by the vote required by paragraph 20 of the Memorandum, may file the Plan in the Bankruptcy Proceeding. The foregoing agreement is intended by the Company as a waiver of the Company's exclusive right pursuant to Section 1121 of the Bankruptcy Code to file a plan within 120 days after the order for relief in the Bankruptcy Proceedings, which waiver is expressly limited to the filing of the Plan by the Noteholders and the Preferred Stockholders upon satisfaction of the conditions set forth in the first sentence of this Section 3, and is not intended to permit the filing during the exclusive period of other plans of reorganization by the Noteholders and the Preferred Stockholders under any circumstances.

     4. AMENDMENT OF PLAN. The provisions of the Memorandum that would have required, as part of the Plan, the formation of a new corporation to which FPC would transfer certain assets and liabilities or economic interests, which new corporation would then distribute securities to the Noteholders, the Preferred Stockholders, and Forman, are deleted in their entirety. The parties agree that all consideration to be issued to the Noteholders, the Preferred Stockholders, and Forman pursuant to the Plan will be issued by FPC. The provisions of the Memorandum that would have required as part of the Plan, the issuance of warrants to McLain Forman in exchange for FPC Common Stock will be replaced with a requirement that such warrants be issued to McLain Forman as part of his management incentive package.

     5. NO OTHER AMENDMENT. Except as otherwise specifically provided herein, the Memorandum will remain in full force and effect.

     6. DEFINITIONS. Capitalized terms not defined herein shall have the meanings set forth in the Memorandum.

                          [REMAINDER OF PAGE IS BLANK]

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date set forth next to their signatures below, to be effective on the Effective Date.


                                        NOTEHOLDERS:

                                        TCW/CRESCENT MEZZANINE PARTNERS, L.P.
Notes Held:  $2,500,000.00              TCW/CRESCENT MEZZANINE TRUST
Preferred Stock:  38,540 shares         TCW/CRESCENT MEZZANINE INVESTMENT
                                        PARTNERS, L.P.

                                By:  TCW/Crescent Mezzanine, L.L.C.
                                     Its General Partner or Managing Director

                                By:  /s/ JOHN C. ROCCHIO
                                   -----------------------------------
                                    Name: John C. Rocchio
                                    Title: Managing Director

                                        TCW SHARED OPPORTUNITY FUND II, L.P.
Notes Held:  $2,500,000.00
Preferred Stock Held:  115,623 shares   By:  TCW Asset Management Company,
                                             Its Investment Manager

                                        By:  /s/ Melissa V. Weiler
                                           -----------------------------------
                                            Name: Melissa V. Weiler
                                            Title: Managing Director

                                        By:  /s/ Mark D. Senkpiel
                                           -----------------------------------
                                            Name: Mark D. Senkpiel
                                            Title: Senior Vice President


                                        TCW LEVERAGED INCOME TRUST, L.P.

Notes Held:  $23,250,000.00             By:   TCW Advisors (Bermuda), Ltd.
                                              As General Partner

                                        By:  /s/ Melissa V. Weiler
                                           -----------------------------------
                                            Name: Melissa V. Weiler
                                            Title: Managing Director

                                        By:  TCW Investment Management Company,
                                             As Investment Advisor

                                        By:  /s/ Mark D. Senkpiel
                                            ----------------------------------
                                             Name: Mark D. Senkpiel
                                             Title: Senior Vice President

Notes Held:  $1,000,000.00              BROWN UNIVERSITY

                                        By:  /s/ Melissa V. Weiler
                                            ----------------------------------
                                             Name: Melissa V. Weiler
                                             Title: Managing Director

                                        JEFFERIES & COMPANY, INC.

Notes Held:  $10,500,000.00
                                        By:  /s/ Judith K. Otamura-Kester
                                           ------------------------------------
                                            Name: Judith K. Otamura-Kester
                                            Title: Senior Vice President

                                        NORTHSTAR HIGH TOTAL RETURN FUND
Notes Held:  $5,000,000.00

                                        By:  /s/ Jeffrey Aurigamma
                                           ------------------------------------
                                            Name: Jeffrey Aurigama
                                            Title: Vice President



                                        NORTHSTAR HIGH TOTAL RETURN FUND II
Notes Held:  $2,000,000.00

                                        By:  /s/ Jeffrey Aurigamma
                                           -------------------------------------
                                            Name: Jeffrey Aurigama
                                            Title: Vice President



                                        NORTHSTAR BALANCE SHEET
                                        OPPORTUNITIES FUND
Notes Held:  $1,000,000.00

                                        By:  /s/ Jeffrey Aurigamma
                                           ------------------------------------
                                            Name: Jeffrey Aurigama
                                            Title: Vice President



                                        KOCH INVESTMENT GROUP, LTD.
Notes Held:  $4,970,000.00

                                        By:  /s/ James R. McBride
                                           ------------------------------------
                                            Name: James R. McBride
                                            Title: KOCH Industries

                                        FORMAN:

                                        /s/ McLain J. Forman
                                       ----------------------------------------
                                       McLain J. Forman

                                        FORMAN PETROLEUM CORPORATION

                                        By:  /s/ McLain J. Forman
                                           -------------------------------------
                                            McLain J. Forman
                                            Sole Stockholder and President

                                                            Exhibit "A"

                            PLAN OF REORGANIZATION



                              Omitted From Filing

                                                            Exhibit "B"

                          FORM OF ADOPTION AGREEMENT

     This Adoption Agreement (this "Adoption") is executed pursuant to the terms of that certain Memorandum of Understanding dated as of __________, 1999, a copy of which is attached hereto and is incorporated herein by reference (the "Memorandum of Understanding"), by the Transferee ("Transferee") executing this Adoption. By execution of this Adoption, the Transferee agrees as follows:

     1. Acknowledgment. Transferee acknowledges that the Transferee is subject to the terms and conditions of the Memorandum of Understanding. All defined terms used herein are intended to have the meanings ascribed to them in the Memorandum of Understanding.

     2. Joinder. Transferee hereby joins in and agrees to be bound by the Memorandum of Understanding with the same force and effect as if the Transferee were originally a party thereto. Transferee agrees that the Notes or Preferred Stock acquired by the Transferee shall be bound by and subject to the terms of the Memorandum of Understanding pursuant to the terms thereof.

     Executed and dated this the _____ day of ____________.



                                        [TRANSFEREE]

                                        By: ___________________________________
                                            Name:
                                            Title:


                                        _______________________________________
                                         Please Print Name Here